ACCOUNTANT'S CONSENT

                                                  EXHIBIT 23 (a)

          CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



     We hereby consent to the use in the Prospectus constituting a part of this Post-Effective Amendment No. 1 on Form S-3 to this Registration Statement on Form S-1 of our report dated March 26, 1999 relating to the financial statements of JWGenesis Financial Corp., which appears in such Prospectus. We also consent to the references to us under the heading "Experts" in such Prospectus.



/s/  PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
Tampa, Florida
July 19, 1999